UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

STEELE CREEK CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

210 S. College Street, Suite 1690, Charlotte,
North Carolina, 28244
(917) 719-5700

April 26, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Steele Creek Capital Corporation, a Maryland corporation (the “Company,” “SCCC,” “we,” “us” or “our”), to be held in virtual format only by conference call on July 1, 2024 at 10:00 a.m., Eastern Time. For those who wish to attend via conference call, please use the following number to dial in, toll-free, at least 10 minutes prior to the start time for the Annual Meeting: 1-929-256-6220. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting.

The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect one director of the Company; (2) ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (3) to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 26, 2024. It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting virtually via the live conference call, we urge you to fill out, sign, date and mail the enclosed proxy card as soon as possible. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Glenn Duffy
Glenn Duffy
Chief Executive Officer

STEELE CREEK CAPITAL CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 1, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Steele Creek Capital Corporation, a Maryland corporation (the “Company,” “SCCC,” “we,” “us” or “our”), will be held in virtual format only by conference call on July 1, 2024 at 10:00 a.m., Eastern Time, to consider and vote on the following proposals:

1.      To elect one Class II director of the Company, as outlined below:

•        Mr. Charles Fishkin, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2027 annual meeting of the Company’s stockholders and until his successor is elected and qualifies; and

2.      To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.      To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

For those who wish to attend via conference call, please use the following number to dial in, toll-free, at least 10 minutes prior to the start time for the Annual Meeting: 1-929-256-6220. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call for the Annual Meeting. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting. We have enclosed our annual report on Form 10-K for the year ended December 31, 2023, proxy statement and a proxy card.

Please refer to the voting instructions provided on your proxy card.

We intend to mail or otherwise deliver these materials on or about May 31, 2024, to all stockholders of record entitled to vote at the Annual Meeting. Our Board of Directors has fixed the close of business on April 26, 2024, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Even if you plan to attend the Annual Meeting virtually via the live conference call, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card.

Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

OUR BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Sincerely yours,
/s/ Marie A. Bober, Esq.
Marie A. Bober, Esq. Secretary

New York, NY
April 26, 2024

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card. Please see the enclosed proxy statement and the enclosed proxy card for details about voting virtually at the Annual Meeting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting virtually via the live conference call and vote your shares if you wish to change your vote.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on July 1, 2024:

Our notice of the Annual Meeting, proxy statement, and annual report on Form 10-K for the year ended December 31, 2023 are available free of charge via the Company’s EDGAR page on the SEC’s website at www.sec.report.

The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:

•        The date, time and location of the meeting;

•        A list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;

•        Information and instructions on how to attend the Annual Meeting virtually via the live conference call; and

•        Any meeting identification number, passcode and Control Number that you need to access and vote virtually at the Annual Meeting.

210 S. College Street, Suite 1690, Charlotte,
North Carolina, 28244
(917) 719-5700

PROXY STATEMENT
For
2024 Annual Meeting of Stockholders
To Be Held on July 1, 2024

This document provides the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Steele Creek Capital Corporation, a Maryland corporation (the “Company,” “SCCC,” “we,” “us” or “our”), for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held in virtual format only by conference call on July 1, 2024 at 10:00 a.m., Eastern Time.

For those who wish to attend via conference call, please use the following number to dial in, toll-free, at least 10 minutes prior to the start time for the Annual Meeting: 1-929-256-6220. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call for the Annual Meeting. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting, and the accompanying proxy card are being released to the Company’s stockholders of record as of the close of business on April 26, 2024 on or about May 31, 2024 along with a copy of the Company’s Annual Report on Form 10-K (the “2023 Annual Report”), which includes audited financial statements for the year ended December 31, 2023. The 2023 Annual Report was first filed with the SEC on March 25, 2024.

We encourage you to access the Annual Meeting prior to the start time. The live conference call will begin promptly at 10:00, Eastern Time, on July 1, 2024. Please see “How to Participate in the Annual Meeting” below for additional details.

We encourage you to vote your shares, either by voting via the live conference call for the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and return the accompanying proxy card(s), and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote the covered shares in the manner that you specify. If you give no instructions on a proxy card you execute, the shares covered by the relevant proxy card will be voted FOR the election of the nominees as directors and FOR the ratification of the Company’s independent registered public accounting firm. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable SEC rules.

Any stockholder “of record” (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company’s Secretary in writing before the Annual Meeting or by voting virtually via the live conference call for the Annual Meeting. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. Any stockholder of record attending the Annual Meeting virtually by live conference call may vote at the Annual Meeting whether or not he or she has previously authorized his or her shares to be voted by proxy.

If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting. If your shares are registered in the name of a bank, brokerage firm or other nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting. Unless revoked as stated above, the shares of common stock or preferred stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting, as applicable.

Only questions submitted during the live conference call that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same stockholder.

PURPOSE OF ANNUAL MEETING

At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.      To elect one Class II director of the Company, as outlined below:

•        Mr. Charles Fishkin, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2027 annual meeting of the Company’s stockholders and until his successor is elected and qualifies; and

2.      To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.      To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

VOTING SECURITIES

You may vote at the Annual Meeting only if you were a holder of record of our common stock or preferred stock at the close of business on April 26, 2024 (the “Record Date”) or if you hold a valid proxy from a stockholder of record as of the Record Date. On the Record Date, there were 6,336,785 shares of our common stock outstanding and entitled to vote.

On each matter, you have one vote for each share of common stock you owned as of the Record Date. Stockholders do not have the right to cumulate votes in the election of directors.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually via the live conference call or by proxy, of holders of shares of common stock and preferred stock entitled to cast a majority of the votes entitled to be cast (without regard to class) will constitute a quorum for purposes of (1) the election of Charles Fishkin as a Class II director to serve until the 2027 annual meeting of the Company’s stockholders and until his successor is elected and qualifies and (2) the ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Abstentions, “withhold votes” and broker non-votes, if any, will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

HOW TO PARTICIPATE IN THE ANNUAL MEETING

The Annual Meeting will held in virtual format only by conference call on July 1, 2024 at 10:00 a.m., Eastern Time.

Stockholders of record can participate in the Annual Meeting virtually by using the following number to dial in, toll-free, at least 10 minutes prior to the start time for the Annual Meeting: 1-929-256-6220. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call for the Annual Meeting. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting.

Only registered stockholders as of the Record Date may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.

Upon written request from a stockholder of record as of the Record Date, the Company’s legal counsel, Dechert LLP, will provide access to the conference call for the Annual Meeting live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company’s management or the Board will be in attendance at this location. If you wish to attend the Annual Meeting via the live conference call at the Washington, DC offices of Dechert LLP, please submit a written request to Steele Creek Capital Corporation, Attention: Corporate Secretary, 210 S. College Street, Suite 1690, Charlotte, North Carolina, 28244, to be received no later than June 10, 2024. Your written request must include your name as stockholder of record and the number of shares of the Company’s common stock and/or preferred stock you hold.

Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting conference call.

The Company and Dechert LLP are sensitive to the health and travel concerns of the Company’s stockholders and recommendations from public health officials. Due to changing conditions, the location, means, or other details of attending the conference call for the Annual Meeting at Dechert LLP’s Washington, DC offices may change. In the event of such a change, and if a stockholder of record has requested to attend the meeting via the live conference call at Dechert LLP’s Washington, DC offices, the Company will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, along with other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials.

VOTES REQUIRED

Proposal 1 — Election of Directors

Charles Fishkin must be elected by a plurality of votes cast at the Annual Meeting by holders of our outstanding common stock and preferred stock, voting together as a single class. If you instruct your proxy to “withhold authority” with respect to the nominee director, your votes will not be cast with respect to the person indicated. Because the nominee director is elected by a plurality of the votes cast, an instruction to “withhold authority” will have no effect on the outcome of the vote. In addition, for purposes of the election of directors, broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast on the proposal by the holders of our outstanding common stock and preferred stock, voting together as a single class, at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Routine and Non-Routine Proposals and Broker Non-Votes

If a stockholder does not vote virtually via the live conference call or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the stockholder’s shares on non-routine proposals.

Proposal 1, the election of one Class II director of the Company who will serve until the 2027 annual meeting of the Company’s stockholders, or until his respective successor is duly elected and qualified, is considered a non-routine matter under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have, or chooses not to exercise, discretionary authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposal 1.

For purposes of Proposal 1, broker non-votes will have no effect on the result of the vote.

Proposal 2, the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 is considered a routine matter under applicable rules. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.

Adjournment and Additional Solicitation

If there appear to be insufficient votes to obtain a quorum at the Annual Meeting, the chairman of the meeting or the stockholders who are represented in person (virtually via the live conference call) or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Christopher Ryan and Douglas Applegate are the persons named as proxies and, if adjournment is submitted to the stockholders for approval, will vote proxies held by each of them for such adjournment to permit the further solicitation of proxies. Approval of any proposal submitted to stockholders to adjourn the Annual Meeting requires the affirmative vote of a majority of the votes cast on the proposal.

A stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock or preferred stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited from stockholders in person and/or by telephone, electronic mail, facsimile or other electronic means by directors or officers of the Company and/or officers or employees of Steele Creek Investment Management LLC (the “Adviser” or the “Administrator”), the Company’s external investment adviser. The Adviser is located at 210 S. College Street, Suite 1690, Charlotte, North Carolina, 28244. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser, as applicable, for such services.

Stockholders may authorize proxies and provide their voting instructions by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope. Stockholders may also return their properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card.

Stockholders may also participate in, and vote at, the Annual Meeting via the live conference call. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call for the Annual Meeting. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), through beneficial ownership of our common stock or preferred stock.

Our directors consist of interested directors and independent directors. An interested director is an “interested person,” as defined in Section 2(a)(19) the 1940 Act, of the Company (the “Interested Directors”), and independent directors are all other directors (the “Independent Directors”).

The following table shows information as of the Record Date, unless otherwise indicated, regarding the beneficial ownership of our common stock and preferred stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of our common stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) each director and nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group. None of our executive officers or directors own shares of our preferred stock, and, to our knowledge, no person beneficially owns more than 5% of our outstanding preferred stock.

As of the Record Date, 6,336,785 shares of our common stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o Steele Creek Capital Corporation, 210 S. College Street, Suite 1690, Charlotte, North Carolina, 28244.

Name and Address	Shares Owned(1)	Percentage of Common Stock Outstanding(2)
Kenneth Moelis	2,282,787	36.02%
Glenn Duffy	23,363	0.37%
Christopher Ryan	50,885	0.80%
William H. Gates	9,345	0.15%
William A. Hayes	9,345	0.15%
Charles A. Fishkin	—	—
Doug Applegate	2,336	0.04%
Marie Bober	2,336	0.04%
All directors and executive officers as a group (8 persons)		37.57%

____________

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)      Based on a total of 6,336,785 shares of our common stock issued and outstanding on the Record Date.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Information as to the beneficial ownership listed in the table below is based on information furnished to the Company by the persons listed in the table. We are not part of a “family of investment companies,” as that term is defined under SEC rules. The following table sets forth the dollar range of our common stock beneficially owned by each of our directors as of the Record Date. None of our directors beneficially own shares of our preferred stock.

Name of Director	Dollar Range of Equity Securities in Steele Creek Capital Corporation(1)(2)
Independent Directors
William H. Gates	$50,001 – $100,000
William A. Hayes	$50,001 – $100,000
Charles A. Fishkin	None
Interested Directors
Glenn Duffy	over $100,000
Christopher Ryan	over $100,000

____________

(1)      Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, or over $100,000.

(2)      The dollar range of equity securities beneficially owned in us is based on our net asset value as of December 31, 2023 Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s Bylaws (the “Bylaws”), the Board currently has five members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. After this election, the terms of Class I, Class II and Class III directors will expire in 2026, 2027 and 2025, respectively. Each director will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualifies.

There is one director in the class whose terms expire in 2024 who have been recommended and nominated by the Board to stand for re-election: an Independent Director (Charles Fishkin). If elected at the Annual Meeting, the nominee would serve until the 2027 annual meeting of the Company’s stockholders and until his successor is elected and qualify, or, if sooner, until his death, resignation or removal. Each director is elected by a plurality of the votes cast at the Annual Meeting. Mr. Fishkin is being considered for election by our common and preferred stockholders, voting together as a single class.

A stockholder can vote “for” or “withhold” authority to vote for, or instruct his, her or its proxy to vote “for” or “withhold” his, her or its vote from, the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Charles Fishkin will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Non-Nominee Directors

Certain information with respect to the Class II nominee for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, principal occupations or employment, all positions and offices such person has held with the Company, the period during which he or she has served as a director of the Company and certain other directorships that such person holds.

Charles Fishkin has been nominated for election as a Class II director for a term expiring at the annual meeting of the Company’s stockholders in 2027. Mr. Fishkin is not being proposed for election pursuant to any agreement or understanding between Mr. Fishkin, on the one hand, and the Company or any other person or entity, on the other hand.

Nominees for Class II Directors — Term Expiring 2027

Mr. Fishkin is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Independent Directors
Charles A. Fishkin – 63	Director	Class II Director since 2020; Term Expires 2027	Adjunct faculty in the Masters Program in Financial Engineering at Bernard M. Baruch College of The City University of New York since 2012	1	N/A

Class I Directors — Term Expiring 2026 (continuing director not up for re-election at the Annual Meeting)

Mr. Duffy is an “interested person” of the Company as defined in the 1940 Act due to his position as CEO of the Company and his position as an Investment Committee Member of the Adviser. Mr. Gates is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Interested Director
Glenn Duffy – 60	Chief Executive Officer, Chief Investment Officer & President	Class I Director since 2020; Term Expires 2026	Serves as the CEO of the Company; Chief Investment Officer of the Adviser since 2013	1	N/A
Independent Directors
William Gates – 64	Director	Class I Director since 2020; Term Expires 2026	Founder and Managing Member of Blue Hill Advisory Partners LLC since 2019	1	N/A

Class III Directors — Term Expiring 2025 (continuing director not up for re-election at the Annual Meeting)

Mr. Ryan is an “interested person” of the Company as defined in the 1940 Act due to his position as Treasurer of the Company and his position as an Investment Committee Member of the Adviser. Mr. Hayes is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Interested Director
Christopher Ryan – 62	Chairman & Treasurer	Class III Director since 2020; Term Expires 2025	Investment Committee Member of Adviser; Managing Director of Moelis Asset Management LP since April, 2014	1	N/A
Independent Director
William A. Hayes – 61	Director; Audit Committee Chairman	Class III Director since 2020; Term Expires 2025	Founding Partner of Mosaic Capital Partners LLC, since 2012	1	N/A

____________

(1)      The address for Glenn Duffy, William H. Gates, William A. Hayes and Charles A. Fishkin is c/o Steele Creek Investment Management LLC, 201 S. College Street, Suite 1690, Charlotte, NC 28244. The address for Christopher Ryan is c/o Moelis Asset Management LP, 220 E. 42nd Street, 36th Fl, New York, NY 10022.

(2)      Including the Company.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director and director-nominee (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each person possesses, and which has led the Board to conclude that the person should serve. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors interact with the Adviser and also may benefit from information provided by the Company’s outside legal counsel. The Company’s outside legal counsel has significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that Such Individuals Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. There is no familial relationship among any of the members of our Board or our executive officers. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Biographical Information

Directors

Our directors have been divided into two groups — Interested Directors and Independent Directors. An Interested Director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Glenn Duffy.    Glenn Duffy serves as our Chief Executive Officer, Chief Investment Officer, and President, and also serves as Chief Investment Officer of our Investment Advisor. He has 30 years of experience in banking and investment management and 20 years in CLOs, during which he structured, marketed and managed seven of them. In 2006, Mr. Duffy co-founded and managed a start-up CLO asset management firm, growing it to approximately $2.0 billion AUM in under two years. Upon the sale of Columbus Nova to a publicly traded asset manager in 2010, he held a variety of leadership positions at the merged company including Head of Funds and Product Management and Trading. Previously, Glenn was a Senior Portfolio Manager and Loan Investment Committee member at Babson Capital Management. Before joining Babson Capital, he was a Group Credit Officer at Société Générale, responsible for rendering decisions on all credit opportunities for the Mid-West Region for both leveraged industrial companies and investment grade multinationals. He started his career at Chemical Bank, where he was a Credit Analyst and later a Relationship Manager in the middle market lending group. Mr. Duffy holds a BS in Business from DePaul University and an MBA from Adelphi University. He has earned the right to use the Chartered Financial Analyst designation and was also a part-time instructor at Sacred Heart University. We believe that Mr. Duffy’s strong investment and operating leadership experience qualifies him to serve on our Board.

Christopher Ryan.    Christopher Ryan serves as our Chairman and our Treasurer and also serves as an Investment Committee Member for our Investment Advisor. Mr. Ryan is also a Managing Director and member of the Executive Committee of Moelis Asset Management LP (“MAM”), a parent company for several alternative asset management businesses and financial investments including Gracie Credit, GrayFin Financial, Freeport Financial Partners, Steele Creek Investment Management, Moelis Asset Catalyst Partners, Archean Capital Partners and Crossbeam Ventures. MAM is an affiliate of Moelis & Company, a global independent investment banking firm. Mr. Ryan has more than 30 years of financial markets experience, including trading, structuring, capital markets, research, sales, risk management and private markets investing. He has extensive experience building and managing fixed-income businesses around the world. Prior to joining Moelis in 2009, he spent nine years at UBS Investment Bank, where he was global head of Credit Fixed Income and regional head of Fixed Income, Commodities and Currencies for the Americas. Before UBS, Mr. Ryan was global head of Syndicated Loans at Lehman Brothers, which he joined in 1992. He was the founder of Lehman’s syndicated loan business. Prior to Lehman Brothers, he worked for Salomon Brothers for nearly nine years in M&A, Restructuring and Distressed Loan Trading. Mr. Ryan graduated magna cum laude with an AB in mathematics and economics from Duke University. He was a member of the Duke Financial Economics Steering Committee and a frequent guest lecturer for the Duke Economics Department for many years. He was also Board Chair, Trustee and Treasurer at Sacred Heart Greenwich, an independent school for preschool — 12th grade girls. We believe that Mr. Ryan’s strong operational and financial experience qualifies him to serve on our Board.

Independent Directors

William H. Gates.    Mr. Gates is the founder and Managing Member of Blue Hill Advisory Partners LLC (“BHAP”), a strategic and financial advisory firm. Mr. Gates has more than 35 years of financial markets experience, including structuring, capital markets, new issue origination and risk management. Prior to BHAP, Mr. Gates was Head of Corporate Finance and Head of Debt and Equity Capital Markets at Capital One, N.A. He also served on the firm’s

Investment Banking and Market Risk Committees which were responsible for the approval of all underwritten loan, debt and equity securities transactions. Prior to Capital One Mr. Gates served as a Managing Director and Head of North American Loan Syndicate for Royal Bank of Scotland. Before RBS he was a Managing Director at UBS Investment Bank and Merrill Lynch Investment Bank, both in the Leveraged Finance Origination Group of each institution. In 1994 Mr. Gates joined Lehman Brothers Investment Bank as an inaugural member of the firm’s Loan Syndicate Group spearheading the firm’s originations effort. Mr. Gates started his career at a predecessor of JP Morgan, completing the firm’s credit training program and eventually joining the Leverage Buyout Group and the Loan Syndications Group. He graduated with an MBA from Columbia University with a concentration in finance and an AB from Dartmouth College with a major in Engineering Sciences. We believe that Mr. Gates’ strong strategic and financial experience qualifies him to serve on our Board.

William A. Hayes.    William Hayes is a founding Partner of Mosaic Capital Partners LLC, a lower middle market private equity fund manager. He has over 30 years banking and investment management experience including 12 years in CLOs. In 2006, he co-founded and managed Columbus Nova, a start-up CLO asset management firm, growing it to approximately $2.0 billion AUM in under two years. Upon the sale of Columbus Nova to a publicly traded asset manager in 2010, he was head of corporate credit investments at the combined firm before departing in 2012 to co-found Mosaic. Previously, Bill was a Senior Portfolio Manager and Loan Investment Committee member at Babson Capital Management. Before joining Babson Capital, he was a Senior Credit Officer in the Capital Markets Group of First Union, responsible for the Portfolio and Product Risk Analysis Department for a $130 billion leveraged loan portfolio. He also oversaw the development and implementation of the global consolidated exposure management system encompassing all trading and lending activities in the Capital Markets Group. Prior to First Union, Mr. Hayes was a Vice President & Commercial Credit Officer at Huntington Bancshares. He began his banking career as a Federal Reserve Bank Examiner following his service as an officer in the United States Army. Mr. Hayes holds a BS in Business from The Citadel. We believe that Mr. Hayes’ strong investment and operating leadership experience qualifies him to serve on our Board.

Charles A. Fishkin.    Charles Fishkin has worked across the spectrum of financial services, including investment banking, trading, investment management, wealth management, and risk management. From 2004 to 2007, he served as Director of the Office of Risk Assessment at the United States Securities and Exchange Commission. Since 2012, he has been an adjunct faculty in the Masters Program in Financial Engineering at Bernard M. Baruch College of The City University of New York. He is the author of The Shape of Risk (2007) and co-author of Managing Country Risk (2018). He received a BA in Economics, with General Honors, from The University of Chicago. We believe that Mr. Fishkin’s strong financial experience qualifies him to serve on our Board.

Director Independence

The 1940 Act requires that we, as a business development company (“BDC”), maintain a majority of Independent Directors on our board of directors. On an annual basis, each member of our Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the applicable Exchange Act and 1940 Act provisions. The Board limits membership on the Audit Committee to Independent Directors.

Our Board currently consists of five members, three of whom are classified under Section 2(a)(19) of the 1940 Act as not “interested persons.” Based on these independence standards, our Board has affirmatively determined that the following directors are independent:

William H. Gates
William A. Hayes
Charles A. Fishkin

Our Board considers portfolio investments and transactions in which our Independent Directors may have had a direct or indirect interest, including the transactions, if any, described under the heading “Certain Relationships and Related Party Transactions” in evaluating each director’s independence under the 1940 Act, and the Board determined that no such transaction would impact the ability of any Independent Director to exercise independent judgment or impair his independence.

The Board’s Role in Risk Oversight

Our Board performs its risk oversight function primarily through (1) its standing committee, which report to the entire Board and which is comprised solely of Independent Directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described in more detail under “Committee of the Board of Directors,” the Audit Committee assist the Board of Directors in fulfilling its risk oversight responsibilities.

The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for establishing guidelines and making recommendations to the Board regarding the valuation of our investments, approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of management reports or presentations that include details regarding the risks the firm faces. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed.

Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board reviews, on an annual basis, a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The chief compliance officer’s annual report addresses, at a minimum, (a) the operation of the Company’s compliance policies and procedures and those of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject under the 1940 Act as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally are not permitted to acquire any “non-qualifying asset” for purposes of Section 55 of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets, and we are generally not permitted to co-invest with affiliates and/or investment funds, accounts and vehicles managed by affiliates, unless in accordance with the terms of certain SEC No-Action and subject to certain exceptions.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

The Board’s Composition and Leadership Structure

Our Board monitors and performs an oversight role with respect to the business and affairs of SCCC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to SCCC. Among other things, our Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement of, and reviews the performance of, our independent public accounting firm.

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, three of the Company’s five directors are Independent Directors (and are not “interested persons”). Christopher Ryan, Investment Committee Member of the Adviser, and therefore an interested person of the Company, serves as Chairman of the Board. Our Board believes that it is in the best interests of our investors for Mr. Ryan to lead the Board because, among other things, Mr. Ryan’s relationship with the Investment Advisor provides an effective bridge between our Board and management and encourages an open dialogue between management and our Board. The Board does not have a lead independent director. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its relatively small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our Adviser and the Board.

We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committees comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

Board Meetings

For the year ended December 31, 2023, our Board held five Board meetings. All directors attended at all of the aggregate number of meetings of the Board and of the Audit Committee, if applicable, during the year ended December 31, 2023. The Board’s Audit Committee is set forth below. We require each director to make a diligent effort to attend all Board and committee meetings and encourage directors to attend the Company’s annual meetings of stockholders. The Annual Meeting will be the Company’s fourth annual meeting of stockholders.

Committees of the Board of Directors

Audit Committee

The members of our Audit Committee are William H. Gates, William A. Hayes and Charles A. Fishkin, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Mr. Hayes serves as Chairman of our Audit Committee. Our Board has determined that Mr. Hayes is an “audit committee financial expert” under SEC rules. Our Audit Committee is responsible for establishing guidelines and making recommendations to the Board regarding the valuation of our investments, approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. For the year ended December 31, 2023, our Audit Committee met five times. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee has adopted a written Audit Committee Charter, which is attached as Appendix A to this proxy statement.

Executive Sessions and Communication with the Board

The Independent Directors serving on the Board typically meet in executive sessions at each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any persons who serve as part of the Company’s management. These executive sessions of the Board are presided over by one of the Independent Directors serving on the Board selected on an ad-hoc basis.

Stockholders and other interested parties with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 201 S. College Street, Suite 1690, Charlotte, NC 28244. However, if stockholders or other interested parties believe that their questions have not been addressed, they may communicate with the Company’s Board, a committee of the Company’s Board, or the Company’s Independent Directors as a group or individually by sending their communications to the applicable addressee, c/o Steele Creek Investment Management, LLC, 201 S. College Street, Suite 1690, Charlotte, NC 28244. Any such communications may be made anonymously.

Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of the Secretary, are not required, however, to be forwarded to the directors. Any communications should indicate clearly the director or directors to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate director(s).

Information about Certain Officers Who Are Not Directors

The following information pertains to our Chief Financial Officer and Chief Compliance Officer, neither of whom serves on the Board:

Name	Age	Position
Doug Applegate	46	Chief Financial Officer
Marie Bober	46	Chief Compliance Officer & Secretary

____________

(1)      The business address of each of our officers is c/o Moelis Asset Management LP, 220 E. 42nd Street, 36th Fl, New York, NY 10017

Marie Bober, Esq.    Marie Bober, Esq. serves as our Chief Compliance Officer and Secretary. She is Chief Compliance Officer and Counsel of Moelis Asset Management as well as Chief Compliance Officer and General Counsel of Gracie Asset Management, one of its subsidiaries. Marie previously was Associate Counsel in Compliance at Moelis & Company, Moelis Asset Management’s broker-dealer affiliate. Prior to Moelis & Company, she advised Gracie Asset Management, a registered investment adviser and a current subsidiary of Moelis Asset Management. Marie began her career in private practice specializing in corporate and transactional matters. Marie holds a B.A. in Psychology from Johns Hopkins University, a M.A. in Clinical Psychology from Columbia University and a J.D. from Northeastern University School of Law.

Doug Applegate, CPA.    Doug Applegate serves as our Chief Financial Officer. He is an Executive Director and the Controller of Moelis Asset Management, and is responsible for the company’s finance and accounting. He also serves as Chief Financial Officer and a senior member of the operations and structuring team of Archean Capital Partners, a joint venture between Veritable, L.P. and MAM. He joined MAM in 2015 and has over 15 years of asset management accounting experience. Prior to joining MAM, Mr. Applegate held various positions at American Capital, Caxton Alternative Management and Credit Suisse handling the accounting and reporting functions for a variety of private equity funds, hedge funds and a publicly traded business development company. Doug began his career in public accounting at Arthur Andersen LLP. Doug holds a CPA license and obtained a BS in Accounting from Lehigh University and a MBA in Finance from Fordham University.

Each officer holds their office until their successor is chosen and qualified, or until their earlier resignation or removal.

Code of Conduct, Code of Ethics and Insider Trading Policy

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Board has adopted a Code of Conduct. The Code of Conduct applies to all of the Company’s directors and officers. We intend to disclose any substantive amendments to, or waivers from, our Code of Conduct within four business days of the waiver or amendment, via disclosure under cover of a current report on Form 8-K. We undertake to provide to any person without charge, upon written request, a copy of our Code of Conduct. You may send any such written request to Steele Creek Investment Management, LLC, 201 S. College Street, Suite 1690, Charlotte, NC 28244, Attention: Corporate Secretary.

As required by the 1940 Act and the Investment Advisers Act of 1940, as amended, we and our Adviser have adopted a Joint Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of our Adviser with respect to their personal investments and investment transactions. The Joint Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or are held by us.

In addition, under the Company and the Adviser’s Insider Trading Policies and Procedures (collectively, the “Insider Trading Policy”), no partner, officer, director or employee of the Adviser, which includes the Company’s officers, together with their immediate family members, may engage in any transaction involving the Company’s securities

(including any stock plan transaction, gift, loan or pledge or hedge, contribution to a trust, or any other transfer) without first obtaining pre-clearance of the transaction from the Company’s Chief Compliance Officer. The Company’s directors must also receive pre-clearance approval before trading in the Company’s securities, pursuant to the Joint Code of Ethics. Moreover, officers and directors of the Company and employees of the Adviser are prohibited from engaging in short-selling and transactions with respect to the Company’s securities.

Compensation of Directors

Our Independent Directors’ are intitled to an annual fee of $25,000 until the gross assets of the Company reach $200 million. After $200 million of gross assets, the Independent Directors’ annual fee will be $50,000. During 2021, our Independent Directors agreed to waive their full $50,000 fee until the fair value of investments reaches $200 million. The Independent Directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting and each committee meeting attended. No compensation is expected to be paid to directors who are “interested persons” with respect to us, as such term is defined in Section 2(a)(19) of the 1940 Act. The Chairman of the Audit Committee will receive an additional $5,000 annually. The following table shows information regarding the compensation earned by our directors for the year ended December 31, 2023. No direct compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from Steele Creek Capital Corporation(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Steele Creek Capital Corporation Paid to Director(1)
Independent Directors
Charles A. Fishkin	$25,000	$—	$25,000
William H. Gates	$25,000	$—	$25,000
William A. Hayes	$30,000	$—	$30,000
Interested Directors
Glenn Duffy	$—	$—	$—
Christopher Ryan	$—	$—	$—

____________

(1)      For a description of the Independent Directors’ compensation, see above.

(2)      We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers

None of our officers receives direct compensation from the Company. We have agreed to reimburse Steele Creek Investment Management LLC, in its role as the Administrator, for our allocable portion of the compensation paid to or compensatory distributions received by our officers, including our Chief Financial Officer and Chief Compliance Officer, and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes Oxley internal control assessment. In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions without any incremental profit to the Administrator.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Related Party Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a Code of Conduct that generally prohibits officers or directors of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee also reviews and considers related-party transactions.

As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

Adviser employees serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by the Adviser and/or its affiliates. Similarly, the Adviser and its affiliates may have other clients with similar, different or competing investment objectives (collectively, “Other Accounts”).

In serving in these multiple capacities, they may have obligations to Other Accounts or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, the Adviser has, and, following this offering, will continue to have management responsibilities for other investment funds, accounts and investment vehicles. There is a potential that we will compete with these funds, and other entities managed by the Adviser and its affiliates, for capital and investment opportunities. As a result, the Adviser and, as applicable, the members of the Investment Committee, may face conflicts in the allocation of investment opportunities among us and the investment funds, accounts and investment vehicles managed by the Adviser and its affiliates. The Adviser intends to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time.

The Company may invest alongside the Other Accounts in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. For example, we may invest alongside the Other Accounts consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on our behalf and on behalf of the Other Accounts, negotiates no term other than price. We may also invest alongside the Adviser’s or its affiliates’ investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policy.

In situations where co-investment with investment funds, accounts and investment vehicles managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of the Adviser’s or its affiliates clients, subject to the limitations described in the preceding paragraph, the Adviser will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by the Adviser has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to us.

Investment Advisory Agreement

In the course of our investing activities, the Company will pay management and incentive fees to the Adviser. We have entered into an Investment Advisory Agreement with the Adviser. The base management fee is based on our average gross assets and the incentive fee is computed and paid on income and capital gains, both of which include leverage. Because these fees are based on our average gross assets, the Adviser benefits when we incur debt or use leverage. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor or our investors. Additionally, the incentive fee payable by us to the Adviser may create an incentive for the Adviser to cause us to realize capital gains or losses that may not be in the best interests of us or our stockholders. Under the incentive fee structure, the Adviser benefits when we recognize capital gains and, because the Investment Advisor determines when an investment is sold, the Adviser controls the timing of the recognition of such capital gains. Our Board is charged with protecting our stockholders’ interests by monitoring how the Adviser addresses these and other conflicts of interest associated with its management services and compensation. Our Adviser is located at 201 S. College Street, Suite 1690, Charlotte, NC 28244.

Administration Agreement

We have entered into an Administration Agreement with our Administrator, who will provide us with office space, office services and equipment. The Administration Agreement provides that the Administrator will furnish us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator will perform, or oversee the performance of, our required administrative services, which will include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. In addition, the Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, the Administrator will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Our Administrator is located at 201 S. College Street, Suite 1690, Charlotte, NC 28244.

Under the Administration Agreement, we will reimburse the Administrator based upon our allocable portion of the Administrator’s overhead (including rent) in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our officers (including our Chief Financial Officer and Chief Compliance Officer), and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes Oxley internal control assessment. In addition, if requested to provide managerial assistance to our portfolio companies, the Administrator will be reimbursed based on the services provided. The Administration Agreement has an initial term of two years and may be renewed with the approval of our Board. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to the Administrator.

In addition, our Administrator has, pursuant to the Sub-Administration Agreement, engaged the Sub-Administrator to act on behalf of our Administrator in the performance of certain other administrative services for us. We also intend to engage U.S. Bank, National Association or its affiliates (“US Bank”) directly to serve as our custodian, transfer agent, distribution paying agent and registrar.

Resource Sharing Agreement

The Adviser is an affiliate of Moelis Asset Management LP (“MAM”), with whom it has entered into the Resource Sharing Agreement. Under this agreement, MAM will provide the Adviser with access to the resources of MAM so as to enable the Adviser to fulfill its obligations under the Investment Advisory Agreement and Administration Agreement. Through the Resource Sharing Agreement, the Adviser leverages the MAM infrastructure, including finance, accounting, legal, compliance and information technologies assistance. There can be no assurance that MAM will perform its obligations under the Resource Sharing Agreement. The Resource Sharing Agreement may be terminated upon 30 days if there is a breach by either party, or by either party on 90 days’ notice, which if terminated may have a material adverse consequence on the Company’s operations.

License Agreement

We have also entered into a license agreement with the Adviser under which the Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “Steele Creek” for specified purposes in our business. Under the license agreement, we have a right to use the “Steele Creek” name, subject to certain conditions, for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Steele Creek” name.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of all of the Independent Directors has selected Grant Thornton to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. This selection is presented for ratification by the stockholders. It is expected that a representative of Grant Thornton will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Company does not know of any direct or indirect financial interest of Grant Thornton in the Company.

Principal Accountant Fees and Services

The following aggregate fees by Grant Thornton, the Company’s independent registered accounting firm for the fiscal year ended December 31, 2023, were billed to the Company for work attributable to audit, tax and other services provided to the Company for such fiscal year.

2023
Audit Fees	$265,000
Audit-Related Fees	18,550
Tax Fees	17,250
All Other Fees	—
Total	$300,800

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings. Of the audit fees billed for the year ended December 31, 2023, $0 related to registration statement and prospectus filings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance and filings. These services include assistance regarding federal, state, and local tax compliance and filings.

All Other Fees

Other fees would include fees billed for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. Although there were no other fees incurred in the fiscal year ended December 31, 2023, if any of these would have been incurred, they would have been approved by the Audit Committee.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2023.

Audit Firm Selection/Ratification

The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s registered independent auditors.

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Grant Thornton LLP (“Grant Thornton”) has been the Company’s independent registered public accounting firm since the Company’s inception.

When conducting its latest review of Grant Thornton, the Audit Committee actively engaged with Grant Thornton’s engagement partner and considered, among other factors:

•        the professional qualifications of Grant Thornton and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;

•        Grant Thornton’s historical and recent performance on the Company’s audits, including the extent and quality of Grant Thornton’s communications with the Audit Committee related thereto;

•        senior management’s assessment of Grant Thornton’s performance;

•        the appropriateness of Grant Thornton’s fees relative to both efficiency and audit quality;

•        Grant Thornton’s independence policies and processes for maintaining its independence;

•        reports of the Public Company Accounting Oversight Board (“PCAOB”) on Grant Thornton;

•        Grant Thornton’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;

•        Grant Thornton’s demonstrated professional integrity and objectivity; and

•        the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2023 with management and Grant Thornton, with and without management present. The Audit Committee included in its review results of Grant Thornton’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has discussed with Grant Thornton its independence from management and the Company, as well as the matters in the written disclosures received from Grant Thornton as required by the applicable requirements of the PCAOB. The Audit Committee received a letter from Grant Thornton confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Grant Thornton for the fiscal year ended December 31, 2023. The Audit Committee discussed and reviewed with Grant Thornton the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Grant Thornton’s audits and all fees paid to Grant Thornton during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Grant Thornton for the Company. The Audit Committee has reviewed and considered the compatibility of Grant Thornton’s performance of non-audit services with the maintenance of Grant Thornton’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

The Audit Committee

William A. Hayes, Chair

William H. Gates

Charles A. Fishkin

OTHER BUSINESS

The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

ANNUAL AND QUARTERLY REPORTS

Along with this Proxy Statement, the Company will make available to each stockholder a copy of its 2023 Annual Report required to be filed with the SEC for the year ended December 31, 2023.

Stockholders may request printed copies of such materials and reports and other documents we have filed with the SEC (without exhibits, unless otherwise requested), without charge, by calling us at (917)719-5700. You may also direct your request to Steele Creek Investment Management LLC, 201 S. College St, Suite 1690, Charlotte, NC 28244. Copies of such reports and other documents are also available free of charge on the SEC’s website at www.sec.gov.

____________

1        The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DELIVERY OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record.

You can notify us by calling (917)719-5700 or by writing to us at Steele Creek Investment Management LLC, 201 S. College St, Suite 1690, Charlotte, NC 28244, Attention: Corporate Secretary. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2023 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

SUBMISSION OF STOCKHOLDER PROPOSALS

We currently expect that the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) will be held in June 2025, but the exact date, time and location of such meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for the 2025 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive office no later than December 1, 2024, and that such proposal complies with all applicable requirements of Rule 14a-8.

In addition, any stockholder who intends to propose a nominee to the Board or propose any other business to be considered by the stockholders at the 2025 Annual Meeting (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws, a copy of which is on file with the SEC, and may be obtained from our Corporate Secretary upon request. Any such proposals must be sent to our Corporate Secretary, c/o Steele Creek Investment Management LLC, 201 S. College St, Suite 1690, Charlotte, NC 28244.

The advance notice provisions of our Bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the stockholders at the 2025 Annual Meeting must be made in writing and submitted to our Corporate Secretary at the address above no earlier than December 1, 2024 and no later than 5:00 pm Eastern Time, on January 1, 2025 and must otherwise be a proper matter for action by the stockholders. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including but not limited to the different notice submission date requirements in the event that the date the of 2025 Annual Meeting is before May 30, 2025 or after July 30, 2025. Any such stockholder proposals must comply with all applicable requirements of our Bylaws, including supporting documentation and other information.

Proxies solicited by the Company will confer discretionary voting authority with respect to any stockholder proposals submitted pursuant to the advance notice provisions of our Bylaws, subject to SEC rules governing the exercise of this authority.

The above procedures and requirements are only a summary of the provisions in our Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to our Bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of our Bylaws and other applicable requirements.

COMMUNICATIONS WITH THE BOARD

Any matter intended for the Board, or for any individual member of the Board, should be directed to our Corporate Secretary at Steele Creek Investment Management LLC, 201 S. College St, Suite 1690, Charlotte, NC 28244, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Marie A. Bober

Chief Compliance Officer

Steele Creek Investment Management LLC

201 S. College St, Suite 1690

Charlotte, NC 28244

The Audit Committee Members may be contacted at:

Charles A. Fishkin, William H. Gates, & William A. Hayes

Steele Creek Investment Management LLC

201 S. College St, Suite 1690

Charlotte, NC 28244

You are cordially invited to attend our Annual Meeting virtually via the live conference call. Whether or not you plan to attend the Annual Meeting via the live conference call, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope so that you may be represented at the Annual Meeting. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card.

Even if you plan to attend the meeting virtually via the live conference call, we urge you to complete, date, sign and return the enclosed proxy card as soon as possible.

By Order of the Board of Directors,
/s/ Marie A. Bober
Marie A. Bober Secretary

New York, NY

April 26, 2024

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

APPENDIX A

STEELE CREEK CAPITAL CORPORATION

AUDIT COMMITTEE CHARTER

I.    PURPOSE

The audit committee (the “Audit Committee”) of Steele Creek Capital Corporation, a Maryland corporation (the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) to monitor, pursuant to authority delegated to it by the Board of Directors, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company independent registered accounting firm (the “independent accountants”), (iii) the performance of the Company’s internal audit function and the independent accountants and (iv) the compliance by the Company with legal and regulatory requirements.

II.    COMPOSITION

The Audit Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than three. The Audit Committee shall be comprised solely of Independent Directors. For purposes of this Audit Committee Charter, “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common stock is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange rules, and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors’ fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary), and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors. The members of the Audit Committee shall select its chairman.

For so long as the Company’s common stock is listed on a securities exchange (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Company’s Board of Directors interprets such qualification in its business judgment and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Company’s Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.

III.    MEETINGS

Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit Committee may invite any member of the Board of Directors who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.

A majority, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.

IV.    AUTHORITY

The function of the Audit Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting principles (“GAAP”). The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (subject, if applicable, to stockholder ratification).

Members of the Audit Committee are not full-time employees of the Company or management. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.

The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members. The member(s) to whom any pre-approval responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee shall be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.    RESPONSIBILITIES AND DUTIES

The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

Nothing in this Audit Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

Retention of Independent Accountants and Approval of Services

1.      to appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate;

2.      to pre-approve the engagement of the independent accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its authority and responsibility to pre-approve services to be provided by the Company’s audit firms;2

Oversight of the Company’s Relationship with the Independent Accountants

3.      to obtain and review a report from the independent accountants, at least annually, regarding:

(a)     the independent accountants’ internal quality-control procedures;

(b)    any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent accountants;

(c)     any steps taken to deal with any of the issues described in clause (b) above; and

(d)    all relationships between the independent accountants and the Company;

4.      to evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a)     evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

(b)    considering whether the independent accountant’s quality controls are adequate;

(c)     considering whether the provision of permitted non-audit services is compatible with maintaining the independent accountant’s independence; and

(d)    taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function);

5.      to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accountants on a regular basis;

6.      to recommend to the Board of Directors, as necessary, policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company;

7.      to discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency;

8.      to consider the effect on the Company of:

(a)     any changes in accounting principles or practices proposed by management or the independent accountants;

(b)    any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls;

(c)     any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; and

(d)    regulatory and accounting initiatives on the Company’s financial statements, including any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies;

9.      to annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence;

10.    to interact with the Company’s independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting;

Financial Statements and Disclosure Matters

11.    to review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;

12.    to review and discuss with management and the independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements;

13.    to meet with the independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

(a)     to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

(b)    to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c)     to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d)    to review with the independent accountants their opinions as to the fairness of the Company’s financial statements;

(e)     to review any accounting adjustments that were noted or proposed by the independent accountants but were “passed” (as immaterial or otherwise);

(f)     to review any communications between the audit team and the independent accountants’ national office respecting auditing or accounting issues presented by the engagement;

(g)    to review any “management” or “internal control” letter issued, or proposed to be issued, by the independent accountants to the Company;

(h)    to review and discuss quarterly reports from the independent accountants relating to:

(1)    all critical accounting policies and practices to be used;

(2)    all alternative treatment of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3)    other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and

(i)     to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

14.    to prepare the report required by the SEC to be included in the Company’s annual proxy statement;

15.    to review analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

Compliance Oversight

16.    to obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;

17.    to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations;

18.    to establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a)     the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)    the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

19.    to discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies;

20.    to discuss with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements or compliance policies;

21.    to review, to the extent required by applicable law, with both management and the independent accountants related-party transactions or dealings with parties related to the Company;

22.    to review and discuss with management and the independent accountants all off-balance sheet transactions and obligations;

Oversight of the Company’s Internal Audit Function

23.    to establish and annually review the Company’s procedures for: (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

24.    to consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and exchange listing rules;

25.    to review any alleged violations under the Code and to make any recommendations to the Board of Directors with respect thereto as it deems appropriate;

26.    to require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters;

27.    to review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

28.    to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

Other

29.    to review and assess the adequacy of this Audit Committee Charter annually and submit any proposed modifications to the Board of Directors for approval;

30.    to evaluate the performance of the Audit Committee and its members at least annually, including the compliance of the Audit Committee with this Audit Committee Charter;

31.    to report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board of Directors the Audit Committee’s conclusions with respect to the independent accountants, and other matters as the Audit Committee may deem necessary or appropriate; and

32.    with the assistance of an independent valuation firm, to aid the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

VI.    MISCELLANEOUS

The Audit Committee may diverge from the specific activities outlined throughout this Audit Committee Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Audit Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, the Company’s bylaws or other organizational documents and resolutions and other directives of the Board of Directors.

This Audit Committee Charter is in all respects subject and subordinate to the Company’s bylaws or other organizational documents.

Last Approved: March 25, 2024

STEELE CREEK CAPITAL CORPORATION 210 S. College Street, Suite 1690 Charlotte, NC, 28244 VOTE BY E-MAIL Mark, sign and date your proxy card and return a scan of the properly completed, executed card via electronic mail until 11:59 p.m. Eastern Time the day before the meeting date to the following address: compliance@steelecreek.com Investor VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to the following address: Steele Creek Capital Corporation Attn: Corporate Secretary 210 S. College Street, Suite 1690 Charlotte, NC, 28244 Dial-in Information for Annual Meeting Toll-Free Number: 1 929-256-6220 Meeting ID: XXXXXXX# Common Stockholder Control Number You will need the below stockholder-specific Control Number in order to vote live during the conference call for the Annual Meeting: Control_Number To vote, mark blocks below in blue or black ink THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED STEELE CREEK CAPITAL CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE “ FOR” EACH DIRECTOR IN PROPOSAL 1 AND ‘”FOR’” PROPOSAL 2. 1. To elect the below individual as a Class II director to serve until the 2027 annual meeting of the Company’s stockholders and until their successor is elected and qualifies Charles Fishkin For Withhold 2. To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 For Withhold Abstain NOTE: In their discretion. the proxyholders will vote on such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, the terms of which are incorporated herein by reference and revokes any proxies previously given with respect to the Annual meeting. Please sign exactly as your name(s) appear(s) in the Company’s records. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Please sign within box) Date Signature (joint owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING Notice and Proxy Statement, Form 10-K and any other proxy materials are available, free of charge, on the Company’s EDGAR page at www.sec.gov STEELE CREEK CAPITAL CORPORATION Annual Meeting of Stockholders July 1, 2024, 10:00 A.M., Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Steele Creek Capital Corporation (the “Company”) acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and hereby appoint(s) and authorize(s) Christopher Ryan and Douglas Applegate, and each of them, and each with full power of substitution, to act as proxies for the undersigned to represent and vote, as designated on the reverse side of this ballot, all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in virtual format only by conference call on Thursday, July 1, 2024 at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof. The undersigned hereby revoke(s) any proxy heretofore given with respect to such meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “How to Participate in the Annual Meeting”. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR the nominee named in Proposal 1, FOR Proposal 2 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to SEC rules. Please mark, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope or via e-mail in accordance with the instructions herein. Continued and to be signed on the reverse side